SUMMIT LIFE CORPORATION
                                3021 Epperly Dr.
                            Del City, Oklahoma 73115

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held May 10, 2001

TO OUR STOCKHOLDERS:

         The 2001 Annual Meeting of Stockholders of Summit Life Corporation, an Oklahoma corporation (the "Company"), will be held at the offices of the Company, 3021 Epperly Dr., Del City, Oklahoma, on May 10, 2001, at 10:00 a.m., local time, for the following purposes:

1.       To elect two directors;

2. To consider a proposal to ratify the appointment of Grant Thornton LLP as independent auditors of the Company for 2001; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         Stockholders of record at the close of business on April 19, 2001 are entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's executive offices, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting.

         The accompanying Proxy Statement contains information regarding the matters to be considered at the Annual Meeting. For reasons outlined therein, the Board of Directors recommends a vote "FOR" the matters being voted upon.

         YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                          BY ORDER OF THE BOARD OF DIRECTORS,


                                           /s/ James L. Smith
                                          --------------------------------------
                                          James L. Smith,
                                          Chairman of the Board of Directors and
                                          Chief Executive Officer
Del City, Oklahoma
April 20, 2001

                             SUMMIT LIFE CORPORATION

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 10, 2001

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Summit Life Corporation., an Oklahoma corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and any adjournment of the Annual Meeting.

         This Proxy Statement and accompanying form of proxy, along with the Company's Annual Report for its fiscal year ended December 31, 2000, are first being mailed to holders of the Company's common stock on or about April 20, 2001. Please refer to the Annual Report for financial information concerning the activities of the Company.

         The Board of Directors has established April 19, 2001 as the record date (the "Record Date") to determine stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, 2,267,605 shares of common stock were outstanding. Each share is entitled to one vote. The holders of a majority of the outstanding common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

         Each proxy that is properly signed, dated and returned to the Company in time for the Annual Meeting, and not revoked, will be voted in accordance with instructions contained therein. If no contrary instructions are given, proxies will be voted "FOR" each of the proposals submitted to a vote of the stockholders. You may revoke your proxy at any time prior to its exercise by delivering a written notice of revocation or a later dated proxy to the Secretary of the Company or, if you are present at the Annual Meeting, you may revoke your proxy and vote in person.

         Election of the director nominees will be by plurality vote. The Company's Secretary will appoint an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the Annual Meeting. Votes withheld from nominees for director, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes withheld from nominees for director and abstentions on proposals have the same effect as votes against them. Broker non-votes have no effect on the outcome of the election of directors or other proposals.

         The Company will bear the cost of soliciting the enclosed form of proxy. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally, or by telephone, telegraph, facsimile transmission or other means of communication. The Company will request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

                              ELECTION OF DIRECTORS

                               (PROXY ITEM NO. 1)

         Pursuant to provisions of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws, the Board of Directors has fixed the number of directors at five. The Certificate of Incorporation provides for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible. Currently, the Board of Directors consists of the following individuals: James L. Smith and M. Dean Brown, Class 2 directors with terms expiring at the 2001 annual meeting; Charles L. Smith and Thomas D. Sanders, Class 1 directors with terms expiring at the 2002 annual meeting; and Gary L. Ellis, Class 3 director with a term expiring at the 2003 annual meeting. The Board of Directors has nominated James L. Smith and M. Dean Brown as Class 2 directors for terms expiring at the 2004 annual meeting, and until their successors are elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named. Other directors who are remaining on the Board will continue in office in accordance with their previous elections until the expiration of their terms at the 2002 or 2003 annual meeting, as the case may be.

         The Board of Directors recommends a vote "FOR" the nominee for election to the Board of Directors for the term so specified.

         It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominee named above. The Board of Directors expects that the nominee will be available for election but, in the event such nominee is not so available, proxies received will be voted for a substitute nominee to be designated by the Board of Directors.

                  INFORMATION REGARDING NOMINEES AND DIRECTORS

         The following information is furnished for each person who is nominated for election as a director or who is continuing to serve as a director of the Company after the Annual Meeting:

Nominee for Election as Class 2 Directors for Term Expiring in 2004

         James L. Smith, age 62, co-founded the Company in April 1994 and served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company until April 1998, at which time he was elected its Chairman of the Board and Chief Executive Officer. Mr. Smith has served as Chairman of the Board and President of the Smith Agency, an Oklahoma licensed insurance agency since 1980. Mr. Smith earned the designation of Chartered Life Underwriter and Chartered Financial Consultant from the American College in Bryn Mawr, Pennsylvania. Mr. Smith retired from the Army Reserves as the Assistant Division Commander of the 95th Division, Army Reserves, at the rank of Colonel (Brigadier General upon Mobilization). Mr. Smith is also registered with the NASD as a registered representative. Mr. Smith is the father of Charles L. Smith.

         M. Dean Brown, age 76, has served as director since April 1997. Prior to Mr. Brown's retirement in December 1997, he practiced law at the law firm of Green, Brown and Stark, an Oklahoma City law firm. He holds a bachelors degree from the University of Oklahoma and earned his Juris Doctor from Oklahoma City University. Mr. Brown is also a certified public accountant.

Directors Not Standing for Re-election

         Charles L. Smith, age 42, co-founded the Company in April 1994 and served as Director, Vice President, Secretary and Treasurer from the Company's inception in 1994 until April 1998, at which time he was elected President, Chief Operating Officer and a director of the Company. Mr. Smith also serves as President of Great Midwest Life Insurance Company, the Company's wholly owned subsidiary. Mr. Smith served as Chairman and President of Charles L. Smith and Associates, Inc. from 1989 until April 1994, when it merged with the Smith Agency. Mr. Smith is Vice President and a director of the Smith Agency. Mr. Smith has been involved in the insurance industry for over 17 years. Mr. Smith is the son of James L. Smith.

         Thomas D. Sanders, age 61, has served as a director since April 1997. He served as the Executive Vice President of Marketing for the Lomas Life Group from 1986 to 1990 and as Executive Vice President for Union Life Insurance Company between 1978 and 1990. Mr. Sanders currently serves as Chief Executive Officer and director of ReUnion Marketing, Inc. He is a graduate of Oklahoma State University.

         Gary L. Ellis, age 57, has served the Company in several positions since 1994. From 1994 until 1997, Mr. Ellis served variously as Vice President and President of Equity Mortgage Services, Inc., a wholly owned subsidiary of the Company until its merger with the Company in late 1997. Subsequent to the Equity Mortgage merger, Mr. Ellis was appointed Vice President-Mortgage Operations. Since 1988, Mr. Ellis has also owned and operated Gary L. Ellis & Associates, which provides tax and accounting services. Mr. Ellis graduated from Oklahoma University with a bachelors degree.

                               EXECUTIVE OFFICERS

         The executive officers of the Company include James L. Smith, Chief Executive Officer of the Company; Charles L. Smith, President and Chief Operating Officer of the Company; and Quinton L. Hiebert, Vice President and Chief Financial Officer of the Company. Information about Messrs. Smith and Smith, both of whom are also directors, is presented above under the heading "INFORMATION REGARDING NOMINEE AND DIRECTORs." Information regarding Mr. Hiebert is set forth below.

         Quinton L. Hiebert, age 42, has been employed by the Company since March 1996, and was elected Vice President, Chief Financial Officer and Secretary in April 1998. From October 1989 to March 1996, he was employed as Chief Financial Analyst at the Oklahoma Department of Insurance. Mr. Hiebert holds a bachelors degree from Bethel College, Kansas and earned his MBA from Emporia State University, Kansas. Mr. Hiebert is a certified public accountant.

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors held four meetings during the Company's fiscal year ended December 31, 2000. The Board of Directors has a standing Compensation Committee and an Audit Committee. The Board of Directors does not have a nominating committee.

         The Compensation Committee's functions include determining base salaries, annual incentive bonus awards and other compensation awards to the executive officers of the Company. Bonus amounts earned are based on the attainment of budgeted performance and asset quality goals, as determined by an objective review of the degree of attainment of such goals, as well as both an objective and subjective review of the respective executive officer's contribution thereto. Individual goals are established by the Board of Directors in consultation with each executive.

         Mr. James L. Smith serves as Chairman of the Compensation Committee, and Messers Brown and Sanders comprise the remaining committee members. The Compensation Committee met once during 2000.

         The Audit Committee assists the Board of Directors in its general oversight of the Company's financial reporting, internal controls and audit functions. The Audit Committee Charter, adopted by the Board of Directors on March 8, 2001, is attached as Exhibit A to this proxy statement. The Audit Committee, which is composed of James L. Smith, M. Dean Brown and Thomas D. Sanders, met once during 2000. A majority of the members of the Audit Committee are independent directors, as defined in Rule 4200(a)(15) of the Nasdaq Stock Market, Inc. For further information, see "Report of the Audit Committee" on page 6.

         Each director attended at least 75% of the total number of Board meetings held while serving as a director during fiscal year 2000.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The table  below  sets  forth,  as of April 19,  2001,  the  number and percentage of outstanding  shares of common stock beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the  Company's  Common  Stock  which  is the  Company's  only  class  of  voting securities,  (ii) each of the Company's  directors,  (iii) the executive officer
listed  in  the  Summary   Compensation   Table  set  forth   under   "EXECUTIVE
COMPENSATION," and (iv) all directors and executive officers of the Company as a group.  Unless  otherwise  noted,  the persons  named below have sole voting and investment power with respect to such shares.

                                                                    Common Stock
                                                   ---------------------------------------------
Name of Beneficial Holder                             Number of Shares       Percent of Class
-------------------------                             ----------------       ----------------
James L. Smith* (1)                                       693,485                30.58%

Charles L. Smith* (1)                                     691,735                30.51%

Dean Brown * (1)                                          100,963                 4.45%

Quinton L. Hiebert (1)                                      5,350(3)              (2)

Thomas D. Sanders * (1)                                     2,318                 (2)

Gary L. Ellis * (1)                                         1,532                 (2)

All executive officers and directors as a group
(6 persons)                                             1,495,383                64.95%
                                                        1,476,754


--------------------------

*        Director
(1) Address is c/o Summit Life Corporation, 3021 Epperly Drive, P.O. Box 15808, Del City, Oklahoma 73155.
(2)      Less than 1%.
(3) Mr. Hiebert holds 4,975 shares as Trustee of the Quinton and Samelia Hiebert Revocable Trust and holds 375 shares in his Individual Retirement Account.

Compliance with Section 16(a) Beneficial Ownership Reporting Requirements

         Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") reports of ownership and subsequent changes in ownership of common stock and other securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during 2000 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met

                             EXECUTIVE COMPENSATION

         Set forth in the following table is information as to the compensation paid to the Company's Chief Executive Officer for each of the three years ended December 31, 2000. No officer or director of the Company received, during the year ended December 31, 2000, total compensation in excess of $100,000.

Summary Compensation Table


                                                         Annual Compensation
                                                         -------------------

Name and Principal Position                  Year        Salary       Other
---------------------------                  ----        ------       -----
James L. Smith, Chairman of the Board
     and Chief Executive Officer             2000        12,000       3,431 (1)
                                             1999        12,000       3,326 (1)
                                             1998        12,000       4,410 (1)

(1) Represents compensation attributable to Mr. Smith in connection with country club dues paid by the Company for the benefit of Mr. Smith.

Stock Options Granted in Fiscal 2000

         The Company does not have a stock option plan, nor have any stock options been granted by the Company outside a plan.

Employment Agreements

         In April 1997, the Company entered into employment agreements with James L. Smith and Charles L. Smith, the Company's Chief Executive Officer and President, respectively. The employment agreements provide, among other things, for six-year terms, base and maximum salaries, salary increases subject to Board of Directors approval, annual bonuses and benefits. For 2000, the Board of Directors approved base salaries to James L. Smith of $12,000, and to Charles L. Smith of $72,000. The amount of any bonus compensation payable to James L. Smith or Charles L. Smith is determined by the Compensation Committee of the Board of Directors, in accordance with criteria set by such committee; no bonus compensation was granted for 2000.

         The agreements may be terminated by mutual agreement, by the Company at its sole discretion without cause, or by the Company for cause, as defined. If the agreements are terminated for cause, severance payments of $50,000 are payable to each employee. If the agreements are terminated without cause, severance payments to each employee will be equivalent to the maximum salary over the term of the agreement less amounts previously paid, but not less than $360,000 for Charles L. Smith and $450,000 for James L. Smith.

Directors' Compensation

         Directors of the Company are paid an annual stipend of $1,200 and a fee of $100 for each meeting attended. Additionally, all directors receive reimbursement of reasonable expenses incurred in attending Board and Committee meetings and otherwise carrying out their duties.

Certain Transactions

         Both James L. Smith and Charles L. Smith, as the original founders of the Company, are considered "promoters" of the Company as such term is defined under the Securities Act. The Company believes that any transactions entered into between the Company and such persons have been on terms no less favorable to the Company as those generally available from unaffiliated third parties. All such transactions have been unanimously approved by the Board of Directors which, during 2000, included two independent, nonaffiliated directors. All future affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties and, in any event, must be approved by a majority of the Company's independent directors.

                      RATIFICATION OF INDEPENDENT AUDITORS

                               (PROXY ITEM NO. 2)

         The Board of Directors has selected the firm of Grant Thornton LLP as our independent auditors for 2001. We are asking shareholders to ratify the Board's selection. Grant Thornton LLP has served as our independent auditors since 1996.

         The Audit Committee reviews audit and, if applicable, non-audit services performed by Grant Thornton LLP, as well as the fees charged by Grant Thornton LLP for such services. In its review of any non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor's independence. Additional information concerning the Audit Committee and its activities with Grant Thornton LLP can be found in the following sections of this proxy statement:
"The Board of Directors and its Committees," "Report of the Audit Committee," and Exhibit A.

         Representatives of Grant Thornton LLP will be present at the Annual Meeting to answer questions. They will also have the opportunity to make a statement if they wish.


Fees Paid to Grant Thornton LLP

         The following table shows the fees paid or accrued by the Company for the audit and other services provided by Grant Thornton LLP for fiscal year 2000.

Audit Fees                                                              $35,000
Financial Information Systems Design and Implementation Fees                 --
All Other Fees                                                               --
         Total                                                          $35,000

Recommendation of the Board

         The Board of Directors recommends you vote FOR the ratification of the selection of Grant Thornton LLP as independent auditors for the ensuing year.

                          REPORT OF THE AUDIT COMMITTEE

         The Securities and Exchange Commission rules now require the Company to include in its proxy statement a report from the Audit Committee of the Board of Directors. The following report concerns the Committee's activities regarding oversight of the company's financial reporting and auditing process.

         The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, system of internal control, and audit process. The Company's management has primary responsibility for preparing the Company's financial statements and its financial reporting process. The Company's independent accountants, Grant Thornton LLP, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee hereby reports as follows:

         1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

         2.       The  Audit   Committee  has  discussed  with  the  independent
                  accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

         3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

         4.       Based on the review and  discussion  referred to in paragraphs
                  (1) through (3) above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         A majority of the members of the Audit Committee are independent, as defined in Rule 4200 of the Nasdaq Stock Market, Inc.

         The undersigned members of the Audit Committee have submitted this Report to the Board of Directors:

James L. Smith, Chair
M. Dean Brown
Thomas D. Sanders

                              STOCKHOLDER PROPOSALS

         At the annual meeting each year, the Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

         Stockholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 2001 proxy material, a stockholder's proposal must be received not later than December 10, 2001 by the Company at 3021 Epperly Dr., Del City, Oklahoma 73115, Attention: Secretary.

         In addition, the By-Laws provide that in order for business to be brought before a stockholders' meeting, a stockholder must deliver written notice to or mailed and received at the principal executive offices of the Company not less than forty (40) days prior to the annual meeting; provided, however, that in the event less than forty-five (45) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be so received not later than the fifth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure was made, but not less than five days prior to the annual meeting. A stockholder's notice to the Secretary shall set forth (a) a brief description of the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in the By-Laws. The chairman of the annual meeting shall, if the facts warrant, determine that business was not properly brought before the annual meeting and in accordance with the provisions of Article II,
Section 12 of the By-Laws, and if he should so determine, he shall so declare to the annual meeting and any such business not properly brought before the annual meeting shall not be transacted.

         In addition, nominations for the election of directors shall be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder's intent to make such nomination or stockholder's notice is delivered to or mailed and received at the principal executive offices of the Company not fewer than forty
(40) days prior to the annual meeting, provided, however, that in the event that less than forty-five (45) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Each notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholders as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

         If the chairman of the annual meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of Article III, Section 4 of the By-Laws, such nomination shall be void.

                                  OTHER MATTERS

         The Company's management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.


                                            BY ORDER OF THE BOARD OF DIRECTORS



April 20, 2001                              Quinton L. Hiebert, Secretary

                                                                       EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                         CHARTER FOR THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                             SUMMIT LIFE CORPORATION

                                  March 8, 2001

PURPOSE:

         The purpose of the Audit Committee of the Board of Directors of Summit Life Corporation and its subsidiaries (the "Company") shall be to make such examinations as are necessary to monitor the Company's system of internal controls, to provide the Company's Board of Directors with the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate to the Board of Directors the selection, retention and, if required, the dismissal of independent auditors to audit the Company's financial statements and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters which require the Board of Director's attention.

         In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

         The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least two members, a majority of independent directors, meeting the following criteria:

         1. Each member will be an independent director, as defined in NASDAQ Rule 4200;

         2.       Each  member will be able to read and  understand  fundamental
financial   statements,   in   accordance   with  the  NASDAQ  Audit   Committee
requirements; and

         3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

         Notwithstanding the foregoing, one director who is not an independent director may serve on the Audit Committee if the required determination and other requirements of NASD Rule 4460(d)(2) are complied with and provided that the Audit Committee is composed of a majority of independent directors.

RESPONSIBILITIES:

         The responsibilities of the Audit Committee shall include:

         1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls;

         2. Reviewing the independent auditors' proposed audit scope and approach;

         3. Reviewing and managing the external audit and the Company's relationship with its external auditors by (i) selecting, and evaluating the performance of the independent auditors; (ii) reviewing the independent auditors' fee arrangements, proposed audit scope and approach; (iii) obtaining a formal written statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the board, and to the extent there are relationships, monitoring and investigating them; (iv) reviewing the independent auditors' peer review conducted every three years; and (v) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented;

         4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors;

         5. Reviewing and recommending to the Board of Directors for inclusion in the Company's annual report on Form 10-KSB, the audited financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations;

         6. Ensuring that the Company's independent auditors review the Company's interim financial statements included in quarterly reports on Form 10-QSB, using professional standards and procedures for conducting such reviews;

         7. Reviewing the unaudited quarterly operating results in the Company's quarterly earnings release;

         8. Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of auditor's services and audit committee members and activities;

         9. Reviewing management's monitoring of compliance with the Company's standards of business conduct and with the Foreign Corrupt Practices Act;

         10. Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

         11.      Providing   oversight  and  review  of  the  Company's   asset
management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

         12. Reviewing the Company's compliance with employee benefit plans;

         13. Overseeing and reviewing the Company's policies regarding information technology and management information systems;

         14. If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

         15. Reviewing related party transactions for potential conflicts of interest;

         16.      Reviewing  its  own   structure,   processes  and   membership
requirements;

         17. Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-B and Item 7(e)(3) of Schedule 14A; and

         18. Performing other oversight functions as requested by the full Board of Directors.

         In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it.

MEETINGS:

         The Audit Committee will meet at least three times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

         The Chief Executive Officer, Chief Financial Officer, and the independent auditors shall be invited to attend all meetings. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditors' examination and management report.

MINUTES:

         The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

         The Audit Committee will summarize its examinations and recommendations to the Board of Directors as may be appropriate, consistent with the Audit Committee's charter.

                                                              [See Reverse Side}
                             SUMMIT LIFE CORPORATION
                               Del City, Oklahoma

                          PROXY/VOTING INSTRUCTION CARD

This  proxy is  solicited  on behalf of the Board of  Directors  for the  Annual
                            Meeting on May 10, 2001.

The undersigned hereby appoints Charles L. Smith and James L. Smith, or either of them, as proxies, each with full power of substitution, to attend the Annual Meeting of Stockholders of SUMMIT LIFE CORPORATION, to be held on May 10, 2001, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present.

  P
        1.    Your vote for the election of Class 2 Directors, nominees James L.
  R           Smith and M. Dean Brown, may be indicated on the reverse.

  O     2.    Your  vote  to  ratify  the  appointment  of Grant Thornton LLP as independent  auditors of the Company  for 2001 may be indicated on
  X           the reverse.

  Y Your vote is important! Please sign and date on the reverse and return promptly in the enclosed postage paid envelope.

              Change of Address and/or Comments: _______________________________
              __________________________________________________________________
                  (If you have written in the above space, please mark the
                       "Comments" box on the reverse of this card.)


-----    Please mark your votes as in this example.
  X
-----    This proxy when properly  executed will be voted in the manner directed herein by the undersigned stockholder.  If no directions are indicated, this proxy will be voted for proposals 1 and 2.

The Board of Directors recommends a vote FOR Proposals 1 and 2

1.  Election of Directors (see reverse)                                   FOR            WITHHELD
                                                                          [ ]              [ ]

    For all nominee(s) except vote withheld from the following:     _____________________________________________________

2.  Ratify appointment of Grant Thornton LLP (see reverse)                FOR            AGAINST          ABSTAIN
                                                                          [ ]              [ ]              [ ]


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

 [ ] Change of Address and Comments on Reverse Side

                                                                    Note:  Please  sign  exactly as name  appears on this
                                                                    card.  Joint  Owners  should  each  sign  personally.
                                                                    Corporation proxies should be signed by an authorized
                                                                    officer.  Executors,  administrators,  trustees, etc.
                                                                    should so indicate when signing.

                                                                    _____________________________________________________
                                                                    _____________________________________________________
                                                                        SIGNATURE(S)                             DATE

